UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2013

Hasbro, Inc.
(Exact name of registrant as specified in its charter)
Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1027 Newport Ave., Pawtucket, Rhode Island	02862
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 21, 2013 Hasbro, Inc. (the "Company") issued a press release reporting its earnings for the quarter ended September 29, 2013 (the "Earnings Release").  Subsequent to issuing the Earnings Release, late on the afternoon of October 29, 2013 the Company received the ruling of the arbitrator in an arbitration between the Company and a licensor to the Company.

On October 31, 2013 the Company issued a press release announcing that the Company had received the arbitrator's ruling, that the Company strongly disagrees with the ruling, that the Company is considering all possible appeals and challenges to the award, and that the Company anticipated taking an additional charge to its earnings for the quarter ended September 29, 2013 in connection with this ruling.  The Earnings Release contains forward-looking statements which are subject to the risks and uncertainties discussed in the release.  A copy of the October 31, 2013 press release is attached hereto as Exhibit 99.1.

The information furnished in this Item 2.02, including the Exhibit attached hereto,  shall not be deemed "filed" for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 7.01 Regulation FD Disclosure.

On October 21, 2013 Hasbro, Inc. (the "Company") issued a press release reporting its earnings for the quarter ended September 29, 2013 (the "Earnings Release").  Subsequent to issuing the Earnings Release, late on the afternoon of October 29, 2013 the Company received the ruling of the arbitrator in an arbitration between the Company and a licensor to the Company.

On October 31, 2013 the Company issued a press release announcing that the Company had received the arbitrator's ruling, that the Company strongly disagrees with the ruling, that the Company is considering all possible appeals and challenges to the award, and that the Company anticipated taking an additional charge to its earnings for the quarter ended September 29, 2013 in connection with this ruling.  The Earnings Release contains forward-looking statements which are subject to the risks and uncertainties discussed in the release.  A copy of the October 31, 2013 press release is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01, including the Exhibit attached hereto,  shall not be deemed "filed" for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01                          Financial Statements and Exhibits.

(d)  Exhibits

99.1	Hasbro, Inc. Press Release, dated October 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: October 31, 2013

EXHIBIT INDEX
Exhibit No.	Description
99.1	Hasbro, Inc. Press Release, dated October 31, 2013.